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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                  May 15, 2002

                              GOVERNMENT TRUST 1-D
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        33-23681                                                36-6889613
------------------------                                  ----------------------
(Commission File Number)                                 (IRS Employer I.D. No.)


                           Bank One Trust Company, NA
             (formerly The First National Bank of Chicago), Trustee
   9th Floor, Suite IL1-0126, One North State Street, Chicago, Illinois 60670
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               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (312) 407-2797

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Item 5. Other Events

Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 1-D, dated May 15, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                                            GOVERNMENT TRUST CERTIFICATES


                                   By: Bank One Trust Company, NA
                                   (formerly The First National Bank of Chicago) Not in its individual capacity but solely as Trustee on behalf of the Trust 1-D.

                                   By: /s/ Joan E. Blume
                                       -----------------------------------------
                                       Joan E. Blume
                                       Trust Officer

Date: as of May 15, 2002